                                                                    DELAWARE(SM)
                                                                    INVESTMENTS
                                                                    ===========

2000 Annual Shareholder Report
------------------------------
Delaware Diversified Growth Fund

November 6, 2000

Dear Shareholder:

Recap of Events - The record-setting expansion of the U.S. economy has continued in 2000, yet the U.S. equities market has cooled considerably after strong performance in recent years. Volatility in the markets has been running high, and the broad market for U.S. equities is struggling toward its most disappointing calendar year since 1994. After strong performance in late 1999 and early 2000, the stock market gave up significant ground in the spring and has been volatile ever since. Major equity indexes such as the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite are in negative territory year-to-date through September 30th.

There seem to be several reasons for the volatility. Recently, disappointing earnings announcements by one company have often been followed by brief, but sharp declines in whole sectors. The rising cost of oil has analysts concerned that the pace of economic activity may slow, causing consumers to reduce spending, especially for low-end retail products.

There is also concern on the part of investors and analysts over stock valuations for companies that play roles in the New Economy. In recent months, we have begun to see an increased focus on corporate fundamentals such as earnings and questions about the long-term sustainability of corporate growth. We believe this trend is positive, as it has been helping to move stocks toward fair values.

Delaware Diversified Growth Fund, by definition of its investment strategy, focuses on earnings as a major part of its stock selection process. Your Fund invests in growth stocks - companies that we believe offer significant potential for future growth. Among the stock selection criteria for the Fund are evidence of a company's solid earnings track record and new ways for sustaining and growing revenues.


                                                          (3969) (J6561)
                                                          AR-133 [9/00] CC 11/00

Your Fund returned +24.61% during the fiscal year ended September 30, 2000 (Institutional and Class A shares at net asset value with distributions reinvested), outperforming its benchmark, the Russell 1000 Growth Index (+23.41%). The Fund's strong performance can be attributed in part to our holding certain technology stocks that saw significant appreciation during the year.


Market Outlook - One year ago, our outlook for the U.S. stock market was for a return to normalcy--that is, a resumption of stock returns that are closer to normal averages of about 11% annually. We think that the events of the past 12 months have set such a trend in motion. We also expect market volatility to continue, but believe that your Fund is well-positioned to take advantage of growth investment opportunities that arise in the market.

We thank you for your continued confidence in Delaware Investments.


Sincerely,



/s/ Wayne A. Stork
-------------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
-------------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

Portfolio Management Review
---------------------------


Your Fund Managers

J. Paul Dokas, Senior Portfolio Manager and Senior Research Analyst, joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA Charterholder.

Robert E. Ginsberg, Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics and a concentration in Finance. Prior to joining Delaware in September of 1997, he was a Consultant at Andersen Consulting, working primarily with financial services companies. At Delaware, Mr. Ginsberg handles diverse analytical responsibilities involving large-capitalization stocks.


The Fund's Results
The fiscal year ending September 30, 2000 was marked by extreme periods of volatility. Growth-oriented indexes posted exceptional returns in the last quarter of 1999, and this performance continued until mid-March of 2000. Since then the investment environment has been more challenging, yet your Fund managed to outpace the benchmark Russell 1000 Growth Index for the fiscal year. We attribute the Fund's outperformance to strong stock selection.

Delaware Diversified Growth Fund focuses on large-cap growth stocks and we attempt to approximately match the sector weightings of the benchmark Russell 1000 Growth Index. During much of 2000, we were attracted to several companies that are developing products that help build the infrastructure of the Internet. As a result, we increased our holdings in the Fund's computers and technology sector, the largest sector at 23.02% of the portfolio as of September 30, 2000.

Juniper Networks, a leading provider of networking communications devices that power the Internet, and Oracle, a provider of application and database software for the Internet, were two of the Fund's best performers for the year. Both stocks appreciated more than 200%. Some of our other technology holdings did not fare as well during the year, including some household tech names such as Microsoft and Intel. Both of these stocks were negative performers for the fiscal year and detracted from performance. As of September 30, 2000, we are underweight relative to the benchmark in Microsoft and Intel, but remain positive on both companies' fundamentals and their prospects for continued growth. Intel, a computer chip maker, is continually broadening its business lines so that the company's earnings are less susceptible to the seasonal fluctuations associated with retail sales of personal computers. We think this will be a long-term positive for the stock, our fourth-largest holding as of September 30, 2000.

The Fund benefited during the year from its holdings in Houston-based oil and gas company Anadarko Petroleum. Anadarko stock more than doubled during our fiscal year. We think Anadarko remains well-positioned in its industry given its strong growth relative to its peers and because it shows a strong profile in its production of natural gas. Our overall allocation to the energy sector, though still a small percentage of the portfolio, was greater on September 30, 2000 than it was one year prior. Sector allocations that were reduced during the fiscal year included consumer products and retail stocks.

Healthcare and pharmaceuticals is the Fund's third-largest sector, and one that generally performed well during the period. Our largest holding in this sector is Pfizer, which continues to display strong fundamentals and growth characteristics. Pfizer became the world's largest pharmaceutical firm this year with its acquisition of Warner-Lambert, and also boasts the world's largest budget for pharmaceutical research and development. We also are attracted to the growth currently being exhibited in biotechnology, and hold positions in stocks such as PE Biosytems Group, a company that manufactures instrumentation used in life sciences research. The markets for PE Biosystems' products include an array of biotech researchers, including those working in basic human disease research, genetic analysis, and agricultural research.


Outlook
In the near-term, we expect stock returns to remain favorable, but not spectacular. We expect market volatility to continue, and stress that diversification will play an increasingly important role in helping investors reach their long-term investment goals. We remain committed to a fundamental approach to stock selection, as well as to the large-cap growth investment objective of Delaware Diversified Growth Fund. We think the long-term outlook for large-cap growth stocks remains strong, and we will continue to strive for consistency of return relative to our benchmark.


This annual report is for the information of Delaware Diversified Growth Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives and operating policies. You should read the Fund's prospectus carefully before you invest or send money.

Top 10 Holdings
September 30, 2000

                                                                    Percentage
Company                    Industry                               of Net Assets
-------                    --------                               -------------
General Electric           Electronics & Electrical Equipment          7.4%
--------------------------------------------------------------------------------
Cisco Systems              Computers & Technology                      5.9%
--------------------------------------------------------------------------------
Pfizer                     Healthcare & Pharmaceuticals                4.4%
--------------------------------------------------------------------------------
Intel                      Electronics & Electrical Equipment          4.0%
--------------------------------------------------------------------------------
Microsoft                  Computers & Technology                      3.5%
--------------------------------------------------------------------------------
EMC                        Computers & Technology                      3.2%
--------------------------------------------------------------------------------
Oracle                     Computers & Technology                      2.8%
--------------------------------------------------------------------------------
Sun Microsystems           Computers & Technology                      2.7%
--------------------------------------------------------------------------------
Wal-Mart Stores            Retail                                      1.9%
--------------------------------------------------------------------------------
Home Depot                 Retail                                      1.9%
--------------------------------------------------------------------------------


Top 10 Sectors
September 30, 2000

                                                Percentage
Sector                                        of Net Assets
------                                        -------------
Computers & Technology                            23.02%
-----------------------------------------------------------------
Electronics & Electrical Equipment                21.69%
-----------------------------------------------------------------
Healthcare & Pharmaceuticals                      16.20%
-----------------------------------------------------------------
Telecommunications                                10.78%
-----------------------------------------------------------------
Software                                          10.21%
-----------------------------------------------------------------
Retail                                             5.09%
-----------------------------------------------------------------
Cable, Entertainment, Media & Publishing           4.25%
-----------------------------------------------------------------
Food, Beverage & Tobacco                           2.42%
-----------------------------------------------------------------
Banking, Finance & Insurance                       2.32%
-----------------------------------------------------------------
Energy                                             1.79%
-----------------------------------------------------------------



Delaware Diversified Growth Fund

Fund Objective
The Fund seeks capital appreciation.

Total Fund Assets
As of September 30, 2000

$14.62 million

Number of Holdings
141

Delaware Diversified Growth Fund Performance
--------------------------------------------

Growth of a $10,000 Investment
December 2, 1996 through September 30, 2000



                                [GRAPHIC OMITTED]




                       Delaware Diversified            Russell 1000
                       Growth Fund Class A             Growth Index
11/30/96
12/10/96                     $9,423                       $10,000
  Dec-96                     $9,288                        $9,804
  Jan-97                     $9,687                       $10,492
  Feb-97                     $9,488                       $10,421
  Mar-97                     $8,933                        $9,857
  Apr-97                     $8,933                       $10,511
  May-97                     $9,721                       $11,270
  Jun-97                    $10,065                       $11,721
  Jul-97                    $10,697                       $12,758
  Aug-97                    $10,630                       $12,011
  Sep-97                    $11,274                       $12,602
  Oct-97                    $10,908                       $12,136
  Nov-97                    $10,875                       $12,651
  Dec-97                    $10,916                       $12,793
  Jan-98                    $10,706                       $13,176
  Feb-98                    $11,535                       $14,167
  Mar-98                    $11,978                       $14,732
  Apr-98                    $11,990                       $14,935
  May-98                    $11,500                       $14,512
  Jun-98                    $11,920                       $15,400
  Jul-98                    $11,488                       $15,298
  Aug-98                     $9,550                       $13,002
  Sep-98                    $10,495                       $14,001
  Oct-98                    $10,601                       $15,126
  Nov-98                    $11,278                       $16,277
  Dec-98                    $12,018                       $17,745
  Jan-99                    $11,901                       $18,786
  Feb-99                    $11,406                       $17,928
  Mar-99                    $11,618                       $18,873
  Apr-99                    $11,971                       $18,897
  May-99                    $11,524                       $18,317
  Jun-99                    $12,419                       $19,599
  Jul-99                    $12,218                       $18,976
  Aug-99                    $12,407                       $19,285
  Sep-99                    $12,124                       $18,880
  Oct-99                    $13,101                       $20,306
  Nov-99                    $13,843                       $21,400
  Dec-99                    $15,151                       $23,626
  Jan-00                    $15,151                       $22,518
  Feb-00                    $15,151                       $23,619
  Mar-00                    $16,374                       $25,310
  Apr-00                    $16,374                       $24,105
  May-00                    $16,374                       $22,890
  Jun-00                    $15,958                       $24,625
  Jul-00                    $15,958                       $23,599
  Aug-00                    $15,958                       $25,734
  Sep-00                    $15,102                       $23,300
--------------------------------------------------------------------------------
The chart assumes $10,000 invested on December 2, 1996. After the initial date of investment, returns were plotted on the chart as of every month's end. Performance for Delaware Diversified Growth Fund includes the effect of a 5.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
For Periods Ended September 30, 2000
                                                    Lifetime*          One Year
Delaware Diversified Growth Fund
    Institutional Class Shares                       +13.12%            +24.61%

    Class A Shares Excluding Sales Charge            +13.12%            +24.61%

    Class A Shares Including Sales Charge            +11.38%            +17.43%

Russell 1000 Growth Index                            +24.70%            +23.41%

S&P 500 Index                                        +18.19%            +13.28%

S&P/Barra Growth Index                               +23.90%            +12.04%

The Institutional class results shown above assume reinvestment of distributions. Class A returns are based on net asset value and assume reinvestment of distributions. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. The Russell 1000 Growth Index measures stocks of large-cap companies in the large-cap Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a weighted, unmanaged index that tracks the stocks of companies with large market capitalizations. S&P/Barra Growth Index measures those stocks in the S&P 500 Index with higher price-to-book ratios. It is not possible to invest directly in an index. Past performance does not guarantee future results. This information is for shareholder use only.

No sales charges or 12b-1 fees were imposed on Class A shares and no Class B or Class C shares were outstanding during the periods shown. A voluntary expense limitation was in effect for the periods shown. Returns would have been lower without the limitation.

* Since December 2, 1996 (commencement of operations).

   Delaware Diversified Growth Fund
   Statement of Net Assets
   September 30, 2000

                                                                                    Number      Market
                                                                                  of Shares      Value
                                                                                ------------------------
   Common Stock - 100.11%
   Aerospace & Defense - 0.18%
   Honeywell International                                                            737   $    26,256
                                                                                            -----------
                                                                                                 26,256
                                                                                            -----------
   Banking, Finance & Insurance  - 2.32%
   American Express                                                                   900        54,675
   Chase Manhattan                                                                    750        34,641
   Citigroup                                                                          666        36,042
   Merrill Lynch & Company                                                            500        33,000
   Morgan Stanley Dean Witter                                                         300        27,431
   Schwab (Charles)                                                                 2,300        81,650
 * Stilwell Financial                                                                 800        34,800
   Wells Fargo & Company                                                              800        36,750
                                                                                            -----------
                                                                                                338,989
                                                                                            -----------
   Business Services - 0.51%
   First Data                                                                         900        35,156
   PAYCHEX                                                                            750        39,375
                                                                                            -----------
                                                                                                 74,531
                                                                                            -----------
   Cable, Entertainment, Media & Publishing - 4.25%
 * AT&T-Liberty Media                                                               2,400        43,200
 * Clear Channel Communications                                                       752        42,488
 * Comcast                                                                          1,220        49,944
 * Echostar Communications                                                            900        47,475
 * Getty Images                                                                       800        24,350
   Time Warner                                                                      3,200       250,400
 * Viacom                                                                           2,010       117,585
   Walt Disney                                                                      1,200        45,900
                                                                                            -----------
                                                                                                621,342
                                                                                            -----------
   Computers & Technology - 23.02%
 * America Online                                                                   4,200       225,750
 * BroadVision                                                                        800        20,450
 * Brocade Communications System                                                      300        70,800
 * CMGI                                                                               600        16,763
 * Cisco Systems                                                                   15,700       867,425
 * Comverse Technology                                                                500        54,000
 * Dell Computer                                                                    5,800       178,713
 * EMC                                                                              4,700       465,888
   Hewlett-Packard                                                                    700        67,900
 * Inktomi                                                                            300        34,200
   International Business Machines                                                  2,400       270,000
 * Juniper Networks                                                                   600       131,363
   Linear Technology                                                                1,200        77,700
 * Palm                                                                             1,338        70,830

   Delaware Diversified Growth Fund
   Statement of Net Assets (continued)

                                                                                    Number      Market
                                                                                  of Shares      Value
                                                                                ------------------------
   Computers & Technology (continued)
 * Peregrine Systems                                                                1,000   $    18,938
 * RealNetworks                                                                       900        35,775
 * Seagate Technology                                                               1,300        89,700
 * Sun Microsystems                                                                 3,500       408,625
   Symbol Technologies                                                              1,800        64,688
 * VeriSign                                                                           600       121,538
 * Yahoo                                                                              800        72,800
                                                                                            -----------
                                                                                              3,363,846
                                                                                            -----------
   Consumer Products - 0.61%
 * Gemstar-TV Guide International                                                     525        45,773
   Gillette                                                                         1,400        43,225
                                                                                            -----------
                                                                                                 88,998
                                                                                            -----------
   Electronics & Electrical Equipment - 21.69%
 * Advanced Micro Devices                                                           1,000        23,625
 * Altera                                                                           1,400        66,850
 * Analog Devices                                                                   1,000        82,563
 * Applied Materials                                                                2,000       118,625
 * Applied Micro Circuits                                                             200        41,413
 * Avanex                                                                             200        21,538
 * AVX                                                                              1,100        28,669
 * Broadcom                                                                           300        73,125
   General Electric                                                                18,800     1,084,525
 * General Motors- Class H                                                          2,400        89,232
   Intel                                                                           14,200       591,075
 * JDS Uniphase                                                                     1,580       149,606
 * Kemet                                                                            1,000        27,625
 * Kla-Tencor                                                                         600        24,713
 * Maxim Integrated Products                                                          500        40,219
 * Micron Technology                                                                1,400        64,400
   Motorola                                                                         2,005        56,641
 * PMC - Sierra                                                                       500       107,625
 * RF Micro Devices                                                                 1,000        31,375
 * SDL                                                                                200        61,600
 * Sycamore Networks                                                                  300        32,400
 * Teradyne                                                                           400        14,000
   Texas Instruments                                                                4,010       189,222
 * Vishay Intertechnology                                                             900        27,675
 * Vitesse Semiconductor                                                              500        44,469
 * Xilinx                                                                             900        77,063
                                                                                            -----------
                                                                                              3,169,873
                                                                                            -----------
   Energy - 1.79%
   Anadarko Petroleum                                                                 600        39,876
   Apache                                                                             700        41,388
   Enron                                                                              600        52,575
 * Noble Drilling                                                                     800        40,200
   Schlumberger                                                                       600        49,388
   Williams                                                                           900        38,025
                                                                                            -----------
                                                                                                261,452
                                                                                            -----------

   Delaware Diversified Growth Fund
   Statement of Net Assets (continued)

                                                                                    Number      Market
                                                                                  of Shares      Value
                                                                                ------------------------
   Food, Beverage & Tobacco - 2.42%
   Anheuser Busch                                                                     800   $    33,850
   Campbell Soup                                                                    1,200        31,050
   Coca Cola                                                                        3,900       214,988
   Heinz (H.J.)                                                                       800        29,650
   Sara Lee                                                                         2,200        44,688
                                                                                            -----------
                                                                                                354,226
                                                                                            -----------
   Healthcare & Pharmaceuticals  - 16.20%
 * Abgenix                                                                            600        48,488
   American Home Products                                                           1,200        67,875
 * Amgen                                                                            2,200       153,622
   Bristol-Myers Squibb                                                             2,800       159,950
   Eli Lilly                                                                        1,800       146,025
 * Genentech                                                                          400        74,275
 * Guidant                                                                            700        49,481
 * Immunex                                                                            700        30,450
   Johnson & Johnson                                                                  600        56,363
 * Medimmune                                                                          800        61,800
   Medtronic                                                                        2,600       134,713
   Merck & Company                                                                  3,100       230,756
 * Millenium Pharmaceuticals                                                          300        43,819
   PE Corp-PE Biosystems Group                                                        700        81,550
   Pfizer                                                                          14,425       648,223
   Pharmacia                                                                        2,600       156,488
 * Protein Design Labs                                                                400        48,200
   Schering-Plough                                                                  3,300       153,450
 * Techne                                                                             200        22,400
                                                                                            -----------
                                                                                              2,367,928
                                                                                            -----------
   Retail - 5.09%
 * Amazon.com                                                                       1,000        38,438
 * Best Buy                                                                           500        31,813
   CVS Corporation                                                                  1,200        55,575
   Home Depot                                                                       5,100       270,619
 * Safeway                                                                            700        32,681
   Target                                                                           1,400        35,875
   Wal-Mart Stores                                                                  5,800       279,125
                                                                                            -----------
                                                                                                744,126
                                                                                            -----------
   Software - 10.21%
   Adobe Systems                                                                      300        46,575
 * Ariba                                                                              600        85,959
 * BEA Systems                                                                      1,400       109,025
 * Commerce One                                                                       400        31,400
 * i2 Technologies                                                                    300        56,119
 * Microsoft                                                                        8,575       516,644
 * Oracle                                                                           5,100       401,625
 * Siebel Systems                                                                     900       100,181
 * Tibco Software                                                                     500        42,219
 * Veritas Software                                                                   725       102,950
                                                                                            -----------
                                                                                              1,492,697
                                                                                            -----------

   Telecommunications - 10.78%
 * ADC Telecommunications                                                           1,800        48,403
   ALLTEL                                                                             700        36,531
 * CIENA                                                                              600        73,688
   Corning                                                                            600       178,200


   Delaware Diversified Growth Fund
   Statement of Net Assets (continued)

                                                                                    Number      Market
                                                                                  of Shares      Value
                                                                                ------------------------
   Telecommunications (continued)
 * Crown Castle International                                                       1,600   $    49,700
 * Exodus Communications                                                            1,500        74,063
 * Level 3 Communications                                                           1,000        77,125
   Lucent Technologies                                                              6,400       195,600
 * McLeod USA                                                                       2,100        30,056
 * Metromedia Fiber Network                                                         1,000        24,313
 * Network Appliance                                                                  800       101,900
 * Nextel Communications                                                            2,100        98,175
 * Nextlink Communications                                                          1,000        35,188
   Nokia OYJ                                                                        1,000        39,813
 * QUALCOMM                                                                         1,900       135,375
 * Qwest Communications International                                                 900        43,256
 * Redback Networks                                                                   400        65,575
   Scientific-Atlanta                                                                 500        31,813
   Sprint                                                                             900        26,381
 * Sprint PCS                                                                       2,100        73,631
 * Tellabs                                                                          1,200        57,300
 * Time Warner Telecommunications                                                     500        24,156
 * Winstar Communications                                                           1,600        24,800
 * Worldcom                                                                         1,000        30,375
                                                                                            -----------
                                                                                              1,575,417
                                                                                            -----------
   Utilities - 1.04%
 * AES                                                                              1,600       109,600
 * Calpine                                                                            400        41,750
                                                                                            -----------
                                                                                                151,350
                                                                                            -----------
   Total Common Stock (cost $12,936,612)                                                     14,631,031
                                                                                            ===========

                                                                                  Principal
                                                                                    Amount
                                                                                  ---------
   Repurchase Agreements - 0.01%
   With Chase Manhattan 6.40% 10/2/00
   (dated 9/29/00, collateralized by $777
   U.S. Treasury Notes 4.75% due 2/15/04,
   market value $754).                                                               $735           735
   With J.P. Morgan Securities 6.40% 10/2/00
   (dated 9/29/00, collateralized by $301
   U.S.Treasury Notes 6.625% due 4/30/02,
   market value $311).                                                                305           305
   With PaineWebber 6.50% 10/2/00
   (dated 9/29/00, collateralized by $3
   U.S. Treasury Notes 5.75% due 10/31/00,
   market value $4 and $152 U.S.
   Treasury Notes 4.625% due 12/31/00, market
   value $153 and $152 U.S. Treasury
   Notes 6.25% due 1/31/02, market value $154).                                       305           305
   With Prudential Securities 6.50% 10/2/00
   (dated 9/29/00, collateralized by $534
   U.S. Treasury Notes 12.375% due 5/15/04,
   market value $669).                                                                655           655
                                                                                            -----------
   Total Repurchase Agreements (cost $2,000)                                                      2,000
                                                                                            ===========

   Delaware Diversified Growth Fund
   Statement of Net Assets (continued)

   Total Market Value of Securities - 100.12%
     (cost $12,938,612)                                                                     $14,633,031
   Liabilities Net of Receivables and Other Assets - (0.12%)                                    (17,611)
                                                                                            -----------
   Net Assets Applicable to 1,183,828 Shares
     Outstanding - 100.00%                                                                  $14,615,420
                                                                                            ===========

   Net Asset Value - Delaware Diversified
   Growth Fund A Class ($47,463 / 3,844 Shares)                                                  $12.35
                                                                                            ===========
   Net Asset Value - Delaware Diversified
   Growth Fund Institutional Class ($14,567,957 / 1,179,984 Shares)                              $12.35
                                                                                            ===========
   -------------------------------
   * Non-income producing security for the period ended September 30, 2000.

   Components of Net Assets at September 30, 2000:
   Shares of beneficial interest (unlimited authorization - no par)                         $11,542,406
   Accumulated net realized gain on investments                                               1,378,594
   Net unrealized appreciation of investments                                                 1,694,420
                                                                                            -----------
   Total net assets                                                                         $14,615,420
                                                                                            ===========

   Net Asset Value and Offering Price per Share -
   Delaware Diversified Growth Fund
   Net asset value A Class (A)                                                                   $12.35
   Sales charge (5.75% of offering price or 6.07% of the amount invested
          per share) (B)                                                                           0.75
                                                                                            -----------
   Offering price                                                                                $13.10
                                                                                            ===========

   -------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.




                             See accompanying notes

Delaware Diversified Growth Fund
Statement of Operations
Year Ended September 30, 2000

Investment Income:
Dividends                                                               $ 63,528
Interest                                                                   1,675     $   65,203
                                                                        --------     ----------


Expenses:
Management fees                                                           82,589
Accounting and administration expenses                                     6,550
Registration fees                                                          3,500
Dividend disbursing and transfer agent fees and expenses                   3,481
Trustees' fees                                                             2,883
Professional fees                                                          2,400
Reports and statements to shareholders                                     3,768
Custodian fees                                                             1,225
Distribution expenses                                                        132
Other                                                                      4,486
                                                                        --------
                                                                         111,014
Less expenses absorbed or waived                                                        (11,024)
Less expenses paid indirectly                                                              (306)
                                                                                     ----------
Total expenses                                                                           99,684
                                                                                     ----------

Net Investment Loss                                                                     (34,481)
                                                                                     ----------

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain on investments                                                      1,440,111
Net change in unrealized appreciation/depreciation of investments                     1,382,384
                                                                                     ----------

Net Realized and Unrealized Gain on Investments                                       2,822,495
                                                                                     ----------

Net Increase in Net Assets Resulting from Operations                                 $2,788,014
                                                                                     ----------

                             See accompanying notes

Delaware Diversified Growth Fund
Statements of Changes in Net Assets

                                                                                           Year Ended
                                                                                    9/30/00               9/30/99
                                                                                -----------------------------------

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                                                        ($34,481)              $16,373
Net realized gain on investments                                                   1,440,111               486,713
Net change in unrealized appreciation/depreciation of investments                  1,382,384               182,987
                                                                                -----------------------------------
Net increase in net assets resulting from operations                               2,788,014               686,073
                                                                                -----------------------------------

Distributions to Shareholders from:
Net investment income:
       A Class                                                                           (29)                 (107)
       Institutional Class                                                           (12,681)              (19,823)
Net realized gain on investments:
       A Class                                                                        (1,070)                    -
       Institutional Class                                                          (475,552)                    -
                                                                                -----------------------------------
                                                                                    (489,332)              (19,930)
                                                                                -----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
       A Class                                                                        54,894                     -
       Institutional Class                                                         3,200,110             7,975,000
Net asset value of shares issued upon reinvestment of distributions:
       A Class                                                                         1,099                   107
       Institutional Class                                                           488,233                19,823
                                                                                -----------------------------------
                                                                                   3,744,336             7,994,930
                                                                                -----------------------------------
Cost of shares repurchased:
       A Class                                                                       (23,590)               (3,643)
       Institutional Class                                                        (2,300,000)                    -
                                                                                -----------------------------------
                                                                                  (2,323,590)               (3,643)
                                                                                -----------------------------------

Increase in net assets derived from capital share transactions                     1,420,746             7,991,287
                                                                                -----------------------------------

Net Increase in Net Assets                                                         3,719,428             8,657,430

Net Assets:
Beginning of period                                                               10,895,992             2,238,562
                                                                                -----------------------------------
End of period                                                                    $14,615,420           $10,895,992
                                                                                ===================================

                             See accompanying notes

Delaware Diversified Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                      A Class
                                                                                ----------------------------------------------------
                                                                                                                          Period
                                                                                                                         12/2/96 (1)
                                                                                              Year Ended                    to
                                                                                  9/30/00       9/30/99      9/30/98      9/30/97
                                                                                ----------------------------------------------------
Net asset value, beginning of period                                              $10.300       $8.990       $10.160      $8.500

Income (loss) from investment operations:
   Net investment income(loss) (2)                                                (0.032)        0.036        0.082        0.067
   Net realized and unrealized gain (loss) on investments                          2.544         1.354       (0.755)       1.601
                                                                                ----------------------------------------------------
   Total from investment operations                                                2.512         1.390       (0.673)       1.668
                                                                                ----------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                                           (0.012)       (0.080)      (0.076)      (0.008)
   Distributions from net realized gain on investments                            (0.450)          -         (0.421)         -
                                                                                ----------------------------------------------------
   Total dividends and distributions                                              (0.462)       (0.080)      (0.497)      (0.008)
                                                                                ----------------------------------------------------

Net asset value, end of period                                                    $12.350       $10.300      $8.990       $10.160
                                                                                ====================================================

Total return (3)                                                                  24.61%        15.52%       (6.91%)      19.64%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                         $47           $10          $12          $8
    Ratio of expenses to average net assets                                        0.75%         0.75%        0.75%        0.75%
    Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                                        1.13%         1.28%        2.28%        1.70%
    Ratio of net investment income (loss) to average net assets                   (0.26%)        0.36%        0.83%        0.91%
    Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly                      (0.64%)       (0.17%)      (0.70%)      (0.03%)
    Portfolio turnover                                                               91%          120%         163%          84%


--------------------------------------------------------------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended September 30, 1998, 1999, and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Delaware Diversified Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                 Institutional Class
                                                                                ----------------------------------------------------
                                                                                                                          Period
                                                                                                                         12/2/96 (1)
                                                                                              Year Ended                    to
                                                                                  9/30/00       9/30/99      9/30/98      9/30/97
                                                                                ----------------------------------------------------
Net asset value, beginning of period                                              $10.300        $8.990       $10.160       $8.500

Income (loss) from investment operations:
   Net investment income(loss) (2)                                                 (0.032)        0.036         0.082        0.067
   Net realized and unrealized gain (loss) on investments                           2.544         1.354        (0.755)       1.601
                                                                                ----------------------------------------------------
   Total from investment operations                                                 2.512         1.390        (0.673)       1.668
                                                                                ----------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                                            (0.012)       (0.080)       (0.076)      (0.008)
   Distributions from net realized gain on investments                             (0.450)          -          (0.421)         -
                                                                                ----------------------------------------------------
   Total dividends and distributions                                               (0.462)       (0.080)       (0.497)      (0.008)
                                                                                ----------------------------------------------------

Net asset value, end of period                                                    $12.350       $10.300        $8.990      $10.160
                                                                                ====================================================

Total return (3)                                                                   24.61%        15.52%        (6.91%)      19.64%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                       $14,568       $10,886        $2,227       $2,393
    Ratio of expenses to average net assets                                         0.75%         0.75%         0.75%        0.75%
    Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                                         0.83%         0.98%         1.98%        1.40%
    Ratio of net investment income (loss) to average net assets                    (0.26%)        0.36%         0.83%        0.91%
    Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly                       (0.34%)        0.13%        (0.40%)       0.27%
    Portfolio turnover                                                                91%          120%          163%          84%


--------------------------------------------------------------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended September 30, 1998, 1999, and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

Delaware Diversified Growth Fund
Notes to Financial Statements
September 30, 2000

Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust, and offers two funds: Delaware Growth Opportunities Fund and Delaware Diversified Growth Fund. These financial statements and related notes pertain to the Delaware Diversified Growth Fund (the "Fund"). Delaware Diversified Growth Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end sales charge. The C Class carries a level load deferred sales charge and Institutional Class has no sales charge. As of September 30, 2000, only the A Class and the Institutional Class have commenced operations. The Fund's objective is to seek capital appreciation.

1.  Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $306 for the year ended September 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2.  Investment Management and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), the investment manager of the Fund, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% in excess of $2.5 billion. At September 30, 2000, the Fund had a liability for investment management fees payable to DMC of $7,213.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 0.75% of average daily net assets of the Fund through November 30, 2000.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At September 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $109.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class. DDLP has elected voluntarily to waive such fees.

At September 30, 2000, the Fund had a liability for other expenses payable to DMC and affiliates of $1,162.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3.  Investments

For the year ended September 30, 2000, the Fund made purchases of $13,022,228 and sales of $12,116,687 of investment securities other than U.S. government securities and temporary cash investments.

At September 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $1,611,835 of which $2,837,509 related to unrealized appreciation of securities and $1,225,674 related to unrealized depreciation of securities. At September 30, 2000, the aggregate cost of securities for federal income tax purposes was $13,021,196.

4.  Capital Shares

Transactions in capital shares were as follows:
                                                                  Year
                                                                  Ended
                                                          09/30/00     09/30/99
                                                          ----------------------
Shares sold:
    A Class..........................................        4,654            -
    Institutional Class..............................      267,920      806,946

Shares issued upon reinvestment of distributions:
    A Class..........................................           93           12
    Institutional Class..............................       41,517        2,046
                                                          ----------------------
                                                           314,184      809,004
                                                          ----------------------
Shares repurchased:
    A Class..........................................       (1,883)        (369)
    Institutional Class..............................     (186,235)           -
                                                          ----------------------
                                                          (188,118)        (369)
                                                          ----------------------
Net increase (decrease)                                   (126,066)     808,635
                                                          ======================

5.  Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemption's of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2000 or at any time during the period.

6. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the period ended September 30, 2000, the Fund designates distributions paid during the year as follows:

          (A)               (B)               (C)               (D)
          Long-Term         Ordinary          Total             Qualifying
          Capital Gains     Income            Distribution      Dividends
          Distributions     Distributions     (Tax Basis)       (1)
          (Tax Basis)       (Tax Basis)
          ----------------------------------------------------------------------

              81%               19%              100%             5%

Items (A) and (B) are based on a percentage of the Fund's total distributions. Item (D) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends that qualify for the corporate dividends received deduction.

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV - Delaware Diversified Growth Fund

We have audited the accompanying statement of net assets of Delaware Diversified Growth Fund (the "Fund") as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Growth Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                              /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 10, 2000